                    ITEM 7(B) PRO FORMA FINANCIAL INFORMATION


Effective June 11, 1998, Ultratech Stepper, Inc., a Delaware corporation ("Ultratech" or the "Company"), through its wholly owned subsidiary, Ultratech Stepper East, Inc. (formerly known as Ultratech Acquisition Sub, Inc., formerly known as Ultratech Capital, Inc.) ("Purchaser"), completed its acquisition of substantially all of the assets and the assumption of certain liabilities of Integrated Solutions, Inc., a Delaware corporation ("ISI") and ISI's wholly owned subsidiary Integrated Acquisition Corp., a Delaware corporation ("IAC"). The purchase price consisted of net cash consideration of approximately $19.4 million and $13.7 million for transaction expenses and assumed liabilities. The transaction was accounted for using the purchase method of accounting; accordingly, the purchase price was allocated to the assets acquired and liabilities assumed based on their estimated fair market values at the date of acquisition.

The following unaudited pro forma financial information includes pro forma condensed combined statement of operations for the six months ended July 4, 1998 and the pro forma condensed combined statement of operations for the fiscal year ended December 31, 1997. Ultratech's unaudited condensed consolidated balance sheets reported in its Quarterly Report on Form 10-Q for the three month period ended July 4, 1998 are incorporated herein by reference.

The following pro forma financial information is not necessarily indicative of the operating results that would have been achieved if the transaction had occurred on the date indicated and should not be construed as representative of future operations. The historical financial statements of ISI and its subsidiaries are included elsewhere in this filing, and the unaudited pro forma financial information should be read in conjunction with those financial statements and related notes.

                             ULTRATECH STEPPER, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          Six Months Ended July 4, 1998
                      (In thousands, except per share data)


The unaudited pro forma condensed combined statement of operations information has been prepared by combining the historical consolidated statement of operations of the Company for the six months ended July 4, 1998 with the historical consolidated statement of operations of Integrated Solutions, Inc. and Subsidiaries (ISI) for the period from January 1, 1998 to June 11, 1998, the date of acquisition, and gives effect to the pro forma adjustments as described in the notes hereto. The consolidated results of operations of ISI for the period June 12, 1998 through July 4, 1998 are included in the unaudited consolidated statement of operations of the Company for the six months ended July 4, 1998. As a result of the acquisition, the Company incurred a one-time charge in the amount of $12.6 million relating to acquired in-process research and development. Such charge has been excluded from the historical consolidated statement of operations of the Company herein as it is non-recurring in nature.


                                                           ULTRATECH          INTEGRATED         PRO FORMA           PRO FORMA
                                                         STEPPER, INC.     SOLUTIONS, INC.      ADJUSTMENTS           COMBINED
                                                        ----------------   -----------------  ------------------------------------
Net sales                                                   $50,177             $ 12,212                              $ 62,389
Cost of sales                                                32,066               14,141             (355)    [a]       45,852
                                                        ----------------   -----------------  --------------       ---------------
Gross profit                                                 18,111               (1,929)             355               16,537
                                                        ----------------   -----------------  --------------       ---------------

Operating expenses:
     Research, development and engineering                   14,014                2,419             (256)    [a]       16,177
     Selling, general and administrative                     12,768                2,632             (215)    [a]
                                                                                                      246     [b]
                                                                                                      (84)    [c]       15,347
     Acquired in-process research and development            12,566                                12,566     [h]            -
     Restructuring                                                -                4,502                                 4,502
     Royalty                                                      -                   84              (84)    [d]            -
                                                        ----------------   -----------------  --------------       ---------------
                                                             39,348                9,637          (12,959)              36,026
                                                        ----------------   -----------------  --------------       ---------------

Operating income/ (loss)                                    (21,237)             (11,566)          13,314              (19,489)

    Interest expense                                            109                1,604           (1,604)    [e]          109
    Other income/ (expense), net                              3,295                 (121)            (333)    [f]        2,841
                                                        ----------------   -----------------  --------------       ---------------

    Income/ (loss) before income taxes                      (18,051)             (13,291)          14,585              (16,757)
                                                        ----------------   -----------------  --------------       ---------------

    Provision for (benefit from) income taxes                (3,048)              (1,475)             707     [g]       (3,816)
                                                        ----------------   -----------------  --------------       ---------------

Net income/(loss) from continuing operations               $(15,003)            $(11,816)         $13,878             $(12,941)
                                                        ----------------   -----------------  --------------       ---------------
                                                        ----------------   -----------------  --------------       ---------------


Net income (loss) per share from continuing
operations - basic                                           ($0.72)                                                    ($0.62)
Number of shares used in per share
computations - basic                                         20,864                                                     20,864
Net income (loss) per share from continuing
operations - diluted                                         ($0.72)                                                    ($0.62)
Number of shares used in per share
computations - diluted                                       20,864                                                     20,864

                             ULTRATECH STEPPER, INC.
     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          Six Months Ended July 4, 1998

PRO FORMA BASIS OF PRESENTATION

The pro forma information presented is not necessarily indicative of the future consolidated results of operations of the combined company or the consolidated results of operations which would have resulted had the Company's acquisition of Integrated Solutions, Inc. and Subsidiaries (ISI) taken place during the period presented. The unaudited pro forma combined condensed statement of operations reflects the effects of the acquisition of ISI, assuming the acquisition and related events occurred as of January 1, 1998.

The unaudited consolidated statement of operations of the Company for the six months ended July 4, 1998, has been combined with the ISI unaudited consolidated statement of operations for the period from January 1, 1998 through June 11, 1998, the date of acquisition. The unaudited consolidated results of operations of ISI for the period June 12, 1998 through July 4, 1998 have been included in the unaudited consolidated results of operations of the Company. The unaudited pro forma condensed combined statement of operations gives effect to the following pro forma adjustments:

(a) Represents the depreciation expense of property, plant and equipment acquired from ISI, net of the effect of depreciation reduction based on the new basis in the acquired property, plant and equipment, and assuming an estimated average useful life of five years.

(b) Represents the amortization of goodwill related to the acquisition of ISI over a five year period, reflecting an estimate of the useful life of the intangible.

(c) Represents the elimination of amortization of intangibles of ISI that were acquired by the Company, based on the actual amortization expense recognized.

(d) Represents the elimination of royalty expense of ISI, based on the actual amortization expense recognized.

(e) Represents the elimination of interest expense for the six months ended July 4, 1998 for certain notes payable of ISI that were paid down as part of the ISI acquisition and certain long-term debt which were not assumed in the acquisition, which would not have been incurred for the fiscal year had the acquisition had been consummated as of January 1, 1998.

(f) Represents the reduction in interest income earned by the Company for the six months ended July 4, 1998 on cash in the amount of the consideration paid for the acquisition of ISI that would not have been earned had the acquisition been consummated as of January 1, 1998.

(g) Adjustment to reflect income tax effects, assuming a combined state and federal effective income tax rate of 35%.

(h) To eliminate the charge for acquired in-process research and development related to the acquisition.

                             ULTRATECH STEPPER, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                       Fiscal Year Ended December 31, 1997
                      (In thousands, except per share data)

The unaudited pro forma condensed combined statement of operations information has been prepared by combining the historical consolidated statement of operations of the Company for the fiscal year ended December 31, 1997 with the historical consolidated statement of operations of Integrated Solutions, Inc. and Subsidiaries (ISI) for the fiscal year ended March 28, 1998, and gives effect to the pro forma adjustments as described in the notes hereto.

                                                      ULTRATECH          INTEGRATED         PRO FORMA          PRO FORMA
                                                    STEPPER, INC.      SOLUTIONS, INC.     ADJUSTMENTS          COMBINED
                                                   -----------------   ----------------  -----------------------------------
Net sales                                              $147,349           $  40,176             (767)           $187,525
Cost of sales                                            69,671              35,025                      [a]     103,929
                                                   -----------------   ----------------  ----------------    ---------------

Gross profit                                             77,678               5,151              767              83,596
                                                   -----------------   ----------------  ----------------    ---------------

Operating expenses:
   Research, development and engineering                 26,431               5,917             (543)    [a]      31,805
   Selling, general and administrative                   26,177               6,262             (463)    [a]
                                                                                                 550     [b]
                                                                                                (189)    [c]      32,337
   Acquired in- process research & development            3,619                   -                                3,619
   Special charge relating to termination
     of Japan distributor                                 3,450                   -                                3,450
   Restructuring                                              -              11,132                               11,132
   Royalty                                                    -                 640             (640)    [d]           -
                                                   -----------------   ----------------  ----------------    ---------------
                                                         59,677              23,951           (1,285)             82,343
                                                   -----------------   ----------------  ----------------    ---------------

Operating income/ (loss)                                 18,001             (18,800)           2,052               1,253

    Interest expense                                        165               3,283           (3,283)    [e]         165
    Other income/ (expense), net                          7,258                 (82)            (750)    [f]       6,426
                                                   -----------------   ----------------  ----------------    ---------------

    Income/ (loss) before income taxes                   25,094             (22,165)           4,585               7,514

    Provision for (benefit from) income taxes             7,528              (2,753)           1,605     [g]       6,380
                                                   -----------------   ----------------  ----------------    ---------------

Net income/(loss) from continuing operations           $ 17,566           $ (19,412)        $  2,980            $  1,134
                                                   -----------------   ----------------  ----------------    ---------------
                                                   -----------------   ----------------  ----------------    ---------------


Net income per share from continuing
operations - basic                                     $   0.85                                                 $   0.06
Number of shares used in per share
computations - basic                                     20,553                                                   20,553
Net income per share from continuing
operations - diluted                                   $   0.81                                                 $   0.05
Number of shares used in per share
computations - diluted                                   21,681                                                   21,681

                             ULTRATECH STEPPER, INC.
     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                       Fiscal Year Ended December 31, 1997


PRO FORMA BASIS OF PRESENTATION

The pro forma information presented is not necessarily indicative of the future consolidated results of operations of the combined company or the consolidated results of operations which would have resulted had the Company's acquisition of Integrated Solutions, Inc. and Subsidiaries (ISI) taken place during the period presented. The unaudited pro forma combined condensed statement of operations reflects the effects of the acquisition of ISI, assuming the acquisition and related events occurred as of January 1, 1997.

The consolidated statement of operations of the Company for the year ended December 31, 1997, has been combined with the ISI consolidated statement of operations for the year ended March 28, 1998. The unaudited pro forma condensed combined statement of operations gives effect to the following pro forma adjustments:

(a) Represents the depreciation expense of property, plant and equipment acquired from ISI, net of the effect of depreciation reduction based on the new basis in the acquired property, plant and equipment, and assuming an estimated average useful life of five years.

(b) Represents the amortization of goodwill related to the acquisition of ISI over a five year period, reflecting an estimate of the useful life of the intangible.

(c) Represents the elimination of amortization of intangibles of ISI that were acquired by the Company, based on the actual amortization expense recognized during the fiscal year ended March 28, 1998.

(d) Represents the elimination of royalty expense of ISI, based on the actual amortization expense recognized during the fiscal year ended March 28, 1998.

(e) Represents the elimination of interest expense for the fiscal year ended March 31, 1998 for certain notes payable of ISI that were paid down as part of the ISI acquisition and certain long-term debt which were not assumed in the acquisition, which would not have been incurred for the fiscal year had the acquisition had been consummated as of January 1, 1997.

(f) Represents the reduction in interest income earned by the Company for the year ended December 31, 1997 on cash in the amount of the consideration paid for the acquisition of ISI that would not have been earned had the acquisition been consummated as of January 1, 1997.

(g) Adjustment to reflect income tax effects, assuming a combined state and federal effective income tax rate of 35%.